                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Amarillo Biosciences, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           AMARILLO BIOSCIENCES, INC.
                              800 WEST 9TH AVENUE
                             AMARILLO, TEXAS 79101


                                --------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 11, 1999


TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held in the Colorado Room of the Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on the 11th day of May, 1999 at 1:00 P.M., local time, for the following purposes:

      1. To elect ten Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

      2. To consider and vote upon amendments to the Company's 1996 Employee Stock Option Plan to increase by 200,000 the number of shares of Common Stock reserved for issuance thereunder.

      3. To consider and vote upon amendments to the Company's Outside Director and Advisor Stock Option Plan to increase by 200,000 the number of shares of Common Stock reserved for issuance thereunder.

      4. To consider and vote upon amendments to the Company's Articles of Incorporation to increase by 10,000,000 (to an aggregate of 20,000,000) the number of shares of the Company's voting common stock, par value $.01, authorized for issuance; and to authorize a class of 10,000,000 shares of preferred stock, $.01 par value, to be issuable in one or more series from to time in the future at the election of the Board of Directors of the Company, and to have such designations, preferences, limitations and relative rights, including voting rights, as shall be determined by the Board of Directors.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record as of the close of business on March 25, 1999 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 800 West 9th Avenue, Amarillo, Texas.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                                      EDWARD L. MORRIS
                                                      Secretary

Amarillo, Texas
April 18, 1999

      IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                           AMARILLO BIOSCIENCES, INC.
                              800 WEST 9TH AVENUE
                             AMARILLO, TEXAS 79101

                                  ----------

                                PROXY STATEMENT

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held in the Colorado Room of the Ambassador Hotel, 3100 I-40 West, Amarillo, Texas on the 11th day of May, 1999, at 1:00 P.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 18, 1999.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

     The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, for proposals two and three, regarding amendments to the Company's stock option plans, and for proposal four, regarding amendments to the Company's Articles of Incorporation. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. All three proposals will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular proposal, including by withholding authority on the Proxy, will not operate to prevent the passage of such proposal if it otherwise receives a plurality of the votes. Votes will be counted manually by an election judge, who will be the Company's Secretary or an Assistant Secretary, and who will execute an affidavit certifying the vote as to each proposal.


                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on March 25, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on March 25, 1999 consisted of 5,414,232 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 1999, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                                                NUMBER OF SHARES            PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED               CLASS
----------------------------------------------------------------------         ------------------           -------------
Hayashibara Biochemical Laboratories, Inc.............................              1,232,856                    22.8%
Dr. Joseph M. Cummins.................................................                676,814  (1)               12.5%
Mesa Operating Limited Partnership....................................                315,120                     5.8%
Mochida Pharmaceutical Co., Ltd.......................................                300,000                     5.5%

---------------
(1) Includes an aggregate of 337,668 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 10,590 shares owned by Dr. Cummins' wife.


          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth, as of March 1, 1999, beneficial ownership of shares of Common Stock of the Company by each director, and by all directors and executive officers as a group.

                                                                               TOTAL NUMBER OF            PERCENTAGE OF
                                                                             SHARES BENEFICIALLY           COMMON STOCK
NAME                                                                                OWNED                     OWNED
---------------------------------------------------------------------        -------------------          -------------
Joseph Cummins.......................................................               676,814 (1)                12.5%
Dennis Moore.........................................................               149,616                     2.8%
James Cook...........................................................                66,600 (2)                 1.2%
Katsuaki Hayashibara.................................................                48,240                     1.0%
Stephen Chen.........................................................                 9,600                       *
Thomas D'Alonzo......................................................                 3,000                       *
Brian McLean.........................................................                    --                      --
James Page...........................................................                    --                      --
Total Group (all directors and executive
     officers - 8 persons)...........................................               953,870                    17.6%

--------------
* Less than 1%

(1) Includes an aggregate of 337,668 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 10,590 shares owned by Dr. Cummins' wife.

(2)  All of such shares are owned jointly with Mr. Cook's wife.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Ten directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at ten persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

     The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following, except Kathleen L. Kelleher, have been nominated to serve as directors):

                                                   DIRECTOR
  NAME AND AGE                                      SINCE          PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
-----------------------------------------------   ----------   ----------------------------------------------------
Joseph Cummins, DVM, PhD (1)(3), 56............      1984      Chairman of the Board of the Company since
                                                               June 1984. Has served as President of the
                                                               Company since December 1994 and as Chief
                                                               Financial Officer since October 1998.
                                                               Received a PhD degree in microbiology from
                                                               the University of Missouri in 1978 and a
                                                               doctor of veterinary medicine degree from
                                                               Ohio State University in 1966.

Thomas D'Alonzo (1)(2), 55.....................      1997      Joined Pharmaceutical Product Development,
                                                               Inc. ("PPD") as President and Chief
                                                               Operating Officer and member of the Board
                                                               of Directors in October 1996. PPD is listed
                                                               on the NASDAQ National Markets
                                                               Exchange, and provides research,
                                                               development and consulting services in the
                                                               life and discovery sciences. Previously
                                                               served as President and Chief Executive
                                                               Officer of GENVEC, Inc., a gene therapy
                                                               biotech company from 1993. Held various
                                                               management positions including President
                                                               with Glaxo, Inc. from 1983 to 1993. Also
                                                               serves on the Board of Directors of
                                                               Goodmark, Inc., a publicly traded company
                                                               listed on NASDAQ.

Stephen Chen, PhD (2)(4), 49...................      1996      President and Chief Executive Officer of
                                                               STC International, Inc., a health care
                                                               investment firm, since May 1992. From
                                                               August 1989 to May 1992, Director of
                                                               Pharmaceutical Research and Development
                                                               for the Ciba Consumer Pharmaceuticals
                                                               Division of Ciba-Geigy.

James Cook (1)(3)(5), 64.......................      1988      President and Chief Executive Officer of the
                                                               First National Bank of Arvada since January
                                                               1992 and from April 1987 to December
                                                               1991, Executive Vice President of First
                                                               National Bank of Amarillo.  President and
                                                               Director of InterAmerica Bank, Albuquerque,
                                                               New Mexico; and Director of Freemont
                                                               Bank Corporation, Canon City, Colorado.

                                                   DIRECTOR
  NAME AND AGE                                      SINCE          PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
-----------------------------------------------   ----------   ----------------------------------------------------
Katsuaki Hayashibara (3)(4)(5), 55.............      1994      Named Director of the Overseas Business
                                                               Development Division of Hayashibara
                                                               Company, Ltd. in January 1997. Served as
                                                               Director of Research and Development for
                                                               Hayashibara Biochemical Laboratories, Inc.
                                                               since 1988.

Brian McLean, MD (3)(5), 39....................      1996      Partner in a New York venture capital firm.
                                                               From 1991 to 1996, staff anesthesiologist
                                                               with Tarzana Regional Medical Center.
                                                               Received a MBA degree in 1992 and an MD
                                                               degree in 1987 from UCLA.

Dennis Moore, DVM (1)(4)(5), 52................      1986      Doctor of veterinary medicine since 1972
                                                               and was in private practice from 1972 to
                                                               1995. Management of personal investments
                                                               since 1995.

James Page, MD (1)(2)(5), 72...................      1996      Prior to retiring in 1991 as a Vice President
                                                               with Adria Laboratories, Inc., held various
                                                               upper management level positions with
                                                               Carter Wallace, Inc., Merck Sharpe &
                                                               Dohme Research Laboratories and Wyeth
                                                               Laboratories.

Edward P. Amento, M.D., 53.....................     Nominee    From 1993 to 1996, Founder, Executive Officer
                                                               and Director of Connetics Corporation
                                                               (formerly Connective Therapeutics, Inc.), Palo
                                                               Alto, California, a company listed on the
                                                               NASDAQ National Markets Exchange, and which
                                                               focuses on the development of therapeutics for
                                                               connective tissue diseases; and since 1996,
                                                               Founder, Executive Director, CEO, and a
                                                               Director of Molecular Medicine Research
                                                               Institute, Mountain View, California.

Richard A. Franco, R.Ph., 57...................     Nominee    President, CEO and a Director of Trimeris,
                                                               Inc., a company listed on the NASDAQ National
                                                               Markets Exchange, and engaged in the
                                                               development of novel therapeutic agents to
                                                               block viral infections; President of the
                                                               Richards Group, Ltd.; and Chairman and CEO of
                                                               Lipomed, Inc., a company involved in the
                                                               application of spectroscopic analysis to
                                                               clinical diagnostics.

Kathleen L. Kelleher, 51.......................       N/A      Chief Operating Officer and Vice-President
                                                               Business Development of the Company since
                                                               January, 1999. From 1996 through 1998,
                                                               employed as Senior Director of Licensing at G
                                                               D Searle, the pharmaceutical division of
                                                               Monsanto. From 1989 through 1995, Vice-
                                                               President Planning and Development with
                                                               Curative Technologies, Inc., a biopharma-
                                                               ceutical and medical services company.

--------------
(1)  Member of the Executive Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Finance Committee.
(4)  Member of the Audit Committee.
(5)  Member of the Stock Option Plans Administration Committee.


                                  PROPOSAL TWO

                            APPROVAL OF AMENDMENTS TO
                  THE COMPANY'S 1996 EMPLOYEE STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon an amendment to the Company's 1996 Employee Stock Option Plan (the "Stock Option Plan"). The amendment was adopted by the Company's Board of Directors on March 11, 1999, subject to shareholder approval.

     The purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Option Plan from 390,000 to 590,000. This amendment will involve an increase of 200,000 shares of Common Stock available for distribution.

     The purpose of the Stock Option Plan is to closely associate the interests of the management of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide management with an equity ownership in the Company commensurate with Company performance, maintain competitive compensation levels, and provide an incentive to management for continuous employment with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its employees, and recommends that the shareholders approve this proposal.

     The shares awarded to employees of the Company under the Stock Option Plan come from authorized but unissued shares of Common Stock. Without the 200,000 shares that are the subject of this proposal, there are a total of 390,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Stock Option Plan. As of March 31, 1999, no shares of Common Stock had been purchased upon the exercise of options issued under the Stock Option Plan and a total of 307,500 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Stock Option Plan.

Description of the Stock Option Plan

     Following is a summary description of the Stock Option Plan:

     General. The purpose of the Stock Option Plan is to serve as an incentive to employees for continuous employment with the Company, to maintain competitive compensation levels for employees and to more closely align the interests of shareholders and employees of the Company.

     Awards under the Stock Plan are in the form of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Limited stock appreciation rights ("Limited Rights") relating to such ISOs may be granted. At present, an aggregate of 390,000 shares of Common Stock are reserved for issuance upon the exercise of ISOs granted under the Stock Option Plan. If the amendments described herein are approved, an aggregate of 590,000 shares of Common Stock will be reserved for issuance upon the exercise of ISOs under the Stock Option Plan.

     Administration. The Stock Option Plan is administered by a committee of at least two directors of the Company (the "Committee"), which has the authority in its sole discretion to grant ISOs and Limited Rights to eligible employees, to determine the timing and amount of such awards, to impose limitations, restrictions and conditions upon such awards and to interpret the Stock Option Plan and related rules and agreements.

     Eligibility. Employees of the Company are eligible to receive grants of options under the Stock Option Plan. Directors who are not otherwise employed by the Company are not considered to be "employees" of the Company for purposes of the Stock Option Plan. As of March 31, 1999, thirteen (13) employees were eligible to receive grants under the Stock Option Plan.

     Options. All ISOs granted to employees who do not possess more than 10% of the total combined voting power of all classes of stock of the Company will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year commencing on the first anniversary of the date of grant, unless vesting is accelerated by the Stock Option Plans Administration Committee. All ISOs granted to greater than 10% shareholders will be exercisable at a price equal to 110% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 25% per year commencing on the first anniversary of the date of grant, unless vesting is accelerated by the Stock Option Plans Administration Committee. The aggregate fair market value of the shares covered by ISOs granted under the Stock Plan that become exercisable by a holder for the first time in any calendar year is subject to a $100,000 limit. The maximum number of shares of Common Stock with respect to which ISOs may be granted in any one year to any employee shall not exceed 150,000.

     ISOs granted to employees who are not 10% shareholders must be exercised prior to the expiration of ten years from the date of grant and ISOs granted to 10% shareholders must be exercised prior to the expiration of five years from the date of grant. ISOs are exercisable only during the holder's employment, and, in the case of involuntary termination of the employee, for a period of up to 90 days after the termination of such holder's employment to the extent the ISOs were exercisable at the date of termination or become exercisable within the 90 days after termination of employment. However, in the case of the termination of an optionee's employment by reason of his disability or retirement, the ISOs held by him may be exercised for a period of 36 months after such termination to the extent the ISOs were exercisable at the date of termination. In the case of the death of an optionee, any ISO exercisable on the date of the employee's death may be exercised by the employee's estate or beneficiaries if such exercise occurs within the remaining term of the option but in no event after one year after the employee's death. The Stock Plan provides that ISOs may not be transferred other than by will or the laws of descent and distribution.

     Concurrently with or subsequent to the award of any ISO, the Committee may award a Limited Right with respect to each ISO permitting the optionee to be paid the appreciation on the Common Stock in lieu of (but not in addition to) exercising the ISO. A Limited Right is fully exercisable and must be exercised immediately preceding or simultaneously with a Change in Control (as defined in the Stock Option Plan), except that if a Change of Control occurs without notice to the holder of the Limited Right or an opportunity by the holder of the Limited Right to exercise it, the Limited Right must be exercised as soon as practicable after the Change of Control occurs.

     Any shares of Common Stock subject to an option which has been terminated unexercised or expires shall again be available for issuance under the Stock Option Plan, except that shares subject to an option which are not issued because the optionee has elected to be paid upon the exercise of a related Limited Right shall not again be available for issuance under the Stock Option Plan.

     Amendments and Termination. The Committee may amend, alter or terminate the Stock Option Plan at any time. However, without shareholder approval no such amendment, alteration or termination may be made that (i) increases the number of shares of Common Stock issuable under the Stock Option Plan, (ii) extends the period during which any award may be granted or exercised, or (iii) extends the term of the Stock Option Plan.

     Federal Income Tax Consequences. The grant of an ISO has no immediate federal income tax consequences to the optionee or the Company. The exercise of an ISO while the optionee is an employee or within three months after termination of employment generally has no immediate tax consequences to the Company or the optionee. If the optionee is subject to the alternative minimum tax, however, the exercise of an ISO would result in an increase in the optionee's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If an optionee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the optionee generally recognizes long-term capital gain or loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the exercise price of the shares. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the ISO or the sale of shares acquired pursuant to such exercise. If, however, an optionee exercises an ISO more than three months after termination of employment or disposes of the shares prior to the expiration of the required holding period, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, and the excess generally would be treated as long-term or short-term capital gain. The required holding period is the longer of two years from the date the option was granted and one year after the date of issuance of the shares upon the exercise of the option.

     Market Value of Underlying Securities. As of March 30, 1999, the market value of the Company's Common Stock was $3.00 per share.

     Option Grants. The following table sets forth, as of March 31, 1999, the total number of options granted under the Stock Option Plan to each of the Company's executive officers, all current executive officers as a group, and all employees, including all current officers who are not executive officers, as a group. As of such date, none of such options had been exercised.

No. of shares subject
Executive Officers:                                                                              to options granted
-------------------                                                                              ------------------

Joseph M. Cummins,
     President & CEO.......................................................................................  14,500

Kathleen Kelleher,
     COO & Vice-President, Business Development............................................................ 100,000

All Current Executive Officers as a Group.................................................................. 114,500

All Employees, Including All Current Officers
     who are not Executive Officers, as a Group............................................................ 193,000

--------------------
     Options outstanding under the Stock Option Plan have expiration dates ranging from August 8, 2001 to January 4, 2009.

     The amendment to the Stock Option Plan, which has been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, is as follows:

     Section 1.05, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "three hundred ninety thousand (390,000)" shall be amended to read, "five hundred ninety thousand (590,000)."

     The foregoing amendment shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1999 annual meeting of Shareholders of ABI.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY 1996 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL THREE

                            APPROVAL OF AMENDMENT TO
          THE COMPANY'S OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon an amendment to the Company's Outside Director and Advisor Stock Option Plan (the "Directors Plan"). The amendment was adopted by the Company's Board of Directors on March 11, 1999, subject to shareholder approval.

     The purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Directors Plan from 210,000 to 410,000. This amendment will involve an increase of 200,000 shares of Common Stock available for distribution.

     The purpose of the Directors Plan is to closely associate the interests of the outside directors and scientific advisors of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide outside directors and scientific advisors with an equity ownership in the Company commensurate with Company performance, and provide an incentive to outside directors and scientific advisors for continuous association with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its outside directors and scientific advisors and recommends that the shareholders approve this proposal.

     The shares of Common Stock of the Company under the Directors Plan come from authorized but unissued shares of Common Stock. Without the 200,000 shares that are the subject of this proposal, there are a total of 210,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Directors Plan. As of March 31, 1999, no shares of Common Stock had been purchased upon the exercise of options issued under the Directors Plan and a total of 185,000 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Directors Plan.

Description of the Directors Plan

     Following is a summary description of the Directors Plan:

     General. The purpose of the Directors Plan is to provide an incentive to outside directors and members of the Company's Scientific Advisory Board ("Advisors") for continuous association with the Company and to reinforce the relationship between participants' rewards and shareholder gains. As of March 31, 1999, approximately seven outside directors and nine Advisors were eligible to receive grants under the Directors Plan.

     Awards under the Directors Plan are in the form of so-called non-qualified stock options and Limited Rights relating to such options. At present, an aggregate of 210,000 shares of Common Stock are reserved for issuance upon exercise of options granted under the Directors Plan. If the amendments described herein are approved, an aggregate of 410,000 shares of Common Stock will be reserved for issuance upon the exercise of stock options under the Directors Plan. Options under the Directors Plan may be granted only to directors or Advisors who are not officers or employees of the Company.

     Administration. The Directors Plan is administered by a Committee consisting of at least two directors of the Company which has the authority, in its sole discretion, to interpret the Directors Plan, to adopt, amend and rescind rules and regulations relating to the Directors Plan, to designate the directors and Advisors eligible to participate in the Directors Plan, grant awards provided in the Directors Plan, and to otherwise administer the Plan.

     Options. Under the Directors Plan, each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person becomes an Outside Director, and each Advisor is automatically granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes an Advisor. The Directors Plan provides that the Committee shall have the authority to designate Directors and Scientific Advisors eligible to participate in the Directors Plan, to grant awards provided in the Directors Plan as determined by the Committee, and to impose such restrictions, limitations and conditions upon such awards as the Committee shall deem appropriate. All options granted under the Directors Plan will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year commencing on the first anniversary of the date of grant, unless vesting is accelerated by the Stock Option Plans Administration Committee. Options must be exercised prior to the expiration of ten years from date of grant.

     Amendments and Termination. The Committee may without action by the shareholders amend the Directors Plan or awards thereunder in response to changes in securities or other applicable laws or to comply with stock exchange rules or requirements. Without shareholder approval, the Committee may not extend the period during which an option or Limited Right may be exercised or extend the term of the Directors Plan. The Company is required to obtain shareholder approval of other amendments, including any increase in the number of shares of Common Stock issuable under the Directors Plan, to the extent required by applicable laws or the exchange on which the Common Stock is listed.

     Transferability. Unless otherwise provided in an agreement with the optionee, options under the Directors Plan may not be transferred other than by will or the laws of descent and distribution. If the option agreement so provides, options and Limited Rights may be transferred by the holder to Permitted Transferees (generally, a member of the optionee's immediate family, trusts for the benefit of such family members, and family partnerships) so long as there is no consideration for the transfer. The provisions of the Directors Plan relating to exercisability of outstanding options after the optionee's termination of association with the Company by virtue of his death, disability or involuntary termination and the exercise of Limited Rights are the same as the provisions of the Stock Option Plan relating thereto.

     Federal Income Tax Consequences. The grant of a non-qualified stock option does not result in taxable income to the holder of the option, or in a deduction by the Company. The tax consequences are determined generally at the time the optionee exercises the non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the option. The Company is entitled to a deduction in an amount equal to the amount that was includable in the optionee's gross income.

     Market Value of Underlying Securities. As of March 30, 1999, the market value of the Company's Common Stock was $3.00 per share.

     Option Grants. The following table sets forth, as of March 31, 1999, the total number of unexercised options granted under the Directors Plan to all current directors of the Company who are not executive officers as a group, and each nominee for election as a director. As of such date, none of such options had been exercised. Pursuant to the terms of the Plan, options may only be granted to outside directors and Advisors.


                                                                              NUMBER OF SHARES
                                                                                 SUBJECT TO
NAME                                                                           OPTIONS GRANTED
----------------------------------------------------------------------      ---------------------
All current directors who are not executive officers
(seven persons).......................................................                    140,000

     Each newly elected director, not previously a director, will receive a grant of 10,000 options effective the date of his election as a director.

     Options outstanding under the Directors Plan have expiration dates ranging from August 8, 2006 to September 12, 2008.

     The amendment to the Directors Plan, which has been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, is as follows:

     Section 1.04, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "two hundred ten thousand (210,000)" shall be changed to read "four hundred ten thousand (410,000)."

     The foregoing amendment shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1999 annual meeting of shareholders of ABI.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY DIRECTOR AND ADVISOR STOCK OPTION PLAN.

                                  PROPOSAL FOUR

                     APPROVAL OF AMENDMENTS TO THE COMPANY'S
                            ARTICLES OF INCORPORATION

     At the annual meeting, the Company's shareholders will be asked to consider and vote upon amendments to the Company's Articles of Incorporation (the "Articles"). The amendments were approved by the Company's Board of Directors on April 7, 1999, subject to shareholder approval.

     The purpose of the amendments is to increase the number of shares of the Company's $.01 par value voting common stock by 10,000,000 shares, resulting in an aggregate of 20,000,000 authorized common shares; and to create a new class of $.01 par value preferred stock, issuable in series, with dividend rates, conversion prices, voting rights, redemption prices, and other designations, preferences, limitations and relative rights to be determined by the Board of Directors from time to time with respect to each series, prior to issuance.

     Increase in Authorized Shares of Common Stock. The Articles currently authorize the issuance of ten million (10,000,000) shares of capital stock, $.01 par value. This is the only class of stock currently authorized for issuance by the Company. The proposal before the shareholders is to amend the Articles to increase the number of common shares authorized from 10,000,000 to 20,000,000 (an increase of 10,000,000 shares). The reason for the proposed amendment is that the Board anticipates a need in the future for additional authorized shares to assist the Company in the raising of additional capital. No specific purchasers or investors have been identified, and no terms have been negotiated. The Board believes that the current number of authorized shares is inadequate, for the following reasons: In view of the conversion by Hayashibara Biochemical Laboratories, Inc. of its debt into 946,094 shares of common stock of the Company (described under "Certain Transactions", below), and in view of the currently proposed increase in the number of shares issuable under the Company's 1996 Employee Stock Option Plan, and the Company's Outside Director and Advisor Stock Option Plan (see Proposals Two and Three, above), and in view of the further reservation of 342,000 shares against the possible exercise of outstanding warrants and nonqualified stock options, the current total authorized shares available for future issuance is 2,297,674 shares. The Board believes this number to be inadequate to satisfy the Company's long-term requirements.

     Creation of New Class of Preferred Stock. The proposed amendments to the Articles will also create a new class of $.01 par value preferred stock, with 10,000,000 shares authorized for issuance in series. The terms of the preferred shares ultimately issued, including dividend rates, conversion prices, voting rights, redemption prices, and other designations, preferences, limitations or relative rights shall be determined from time to time by the Board of Directors with respect to each series, prior to issuance. The terms of the securities cannot be stated or estimated at this time because no offering thereof is contemplated in the proximate future. No further authorization by shareholders of the Company will be necessary for issuance of preferred shares of any series. The Board of Directors of the Company believes the new class of preferred stock is necessary to provide potential funding vehicles for future investment in the Company by selected persons or entities.

     The amendments to the Articles of Incorporation of the Company, which have been approved by the Board of Directors of the Company, and which will be voted upon by the shareholders at the annual meeting of the Company, are as follows:

     Article Four of the Articles of Incorporation of the Company: In the first paragraph under Article Four, "ten million (10,000,000) shares of capital stock, one cent ($.01) par value", shall be amended to read "twenty million (20,000,000) shares of capital stock, one cent ($.01) par value."

     New Article Five: A new Article Five shall be added to the Articles of Incorporation of the Company, which Article Five shall read in its entirety as follows:

                                  "Article Five

         The Corporation shall have authority to issue ten million (10,000,000) shares of preferred stock, one cent ($.01) par value. The Board of Directors of the Corporation shall have authority to establish series of the unissued preferred stock of the Corporation by affixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations and relative rights could be stated if fully set forth in these Articles of Incorporation."

     Redesignation of Articles Five, Six and Seven. The existing Articles Five, Six and Seven shall be redesignated as Articles Six, Seven and Eight, respectively, to account for the insertion of a new Article Five.

     The foregoing amendments shall become effective, subject to approval by the holders of two-thirds (2/3) of the shares of common stock present in person or by proxy and entitled to vote at the 1999 annual meeting of shareholders of the Company, upon filing of the approved amendments with the Office of the Secretary of State of the State of Texas.

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.


COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended

December 31, 1998, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. Three meetings of the Board of Directors, and six meetings of the Executive Committee of the Board of Directors, were held during 1998. The only incumbent directors who attended fewer than 75% of the meetings of the Board of Directors, and meetings of Committees of the Board on which they served, were Brian McLean and James Page.

AUDIT, NOMINATING, AND COMPENSATION COMMITTEES

     The Company has standing Audit, Nominating, and Compensation Committees of the Board of Directors.

     The Audit Committee consists of Stephen Chen, Katsuaki Hayashibara and Dennis Moore. The function of the Audit Committee is to serve as an advisory committee to the Board of Directors of the Company; to review financial statements and other reports prepared by the Company and any reports or other communications rendered by the Company's independent certified public accounts and to coordinate with the accountants any matters raised from time to time by the accountants; to meet with the representative of the Company's independent certified public accountants at least annually; and to take under advisement any matters referred by the accountants. The Audit Committee met one time during 1998.

     The Company did not have a Nominating Committee in 1998 or prior years, but a Nominating Committee was created by the Board of Directors of the Company on February 26, 1999. Current members of the Nominating Committee are Joseph M. Cummins, Katsuaki Hayashibara, and Dennis Moore. The function of the Nominating Committee is to nominate a slate of directors to stand for election as Directors of the Company at the Company's annual shareholders meeting. The nominees set forth in these Proxy Materials for election as directors were named by the Nominating Committee. The Committee will consider nominees recommended by security holders for election to the Board of Directors in 2000, and subsequent years. Security holders shall follow the following procedures in submitting recommendations for nominees to the Board of Directors: the proposed nominee's name, address, telephone number, employer, present occupation and general business or scientific qualifications shall be mailed or faxed to the Company, in written form. The Nominating Committee will review such submissions, and if they determine that the Company would benefit by having such person on its Board of Directors, the Nominating Committee will send to the nominee a more detailed Questionnaire, which will solicit from said nominee relevant data required by rules and regulations of the Securities and Exchange Commission, and other data or information which they deem to be material. Upon receipt of the completed Questionnaire, the Nominating Committee will determine whether to include such persons among the nominees recommended by the Nominating Committee for election as a director at the ensuing annual shareholders meeting.

     The Compensation Committee consists of Stephen Chen, Thomas D'Alonzo, and James Page. The function of the Compensation Committee is to serve as an advisory committee to the Board of Directors of the Company regarding all matters of director, officer and employee compensation, and to report to the Board of Directors from time to time as they might deem necessary, with any recommendations for changes in level of compensation or fringe benefits for officers, directors or employees. The Compensation Committee met one time in 1998.

                  DIRECTORS' FEES AND COMPENSATION DURING 1998


                                                                      Cash Compensation                     Security Grants
                                                             -----------------------------------            ---------------
                                                                                                               NUMBER OF
                                                                                                              SECURITIES
                                                             MEETING FEES             CONSULTING              UNDERLYING
NAME                                                              (1)                  FEES (2)                 OPTIONS
-----------------------------------------------------        ------------             ----------              ----------
Stephen Chen, Ph.D.                                              $2,000                 $45,950                   5,000
James Cook                                                        2,000                   3,000                   5,000
Thomas D'Alonzo                                                   2,000                      --                   5,000
Katsuaki Hayashibara                                              2,000                      --                   5,000
Brian McLean, M.D.                                                2,000                      --                   5,000
Dennis Moore, D.V.M.                                              2,000                   4,500                   5,000
James Page, M.D.                                                  1,000                   1,200                   5,000

----------------
(1) Each director receives a fee of $1,000 for in-person attendance at each regular directors' meeting, and $250 for participating in a regularly scheduled directors' meeting by conference telephone, but does not receive any additional compensation for service on committees of the Board of Directors. Officers of the Company do not receive additional compensation for serving as directors.

(2) Each director receives $1,200 per day for employment on special projects or assignments, prorated for partial days.


                             EXECUTIVE COMPENSATION

     The following table presents the compensation paid by the Company to the named executive officers for 1996 through 1998.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                                  Annual Compensation
                                                                ---------------------------------------------------------
  NAME AND PRINCIPAL POSITION                   YEAR             SALARY              BONUS             OTHER COMPENSATION
------------------------------------------      ----            --------             -------           ------------------
Dr. Joseph Cummins, Chairman
     of the Board, President and
     Chief Executive Officer..............      1998            $150,000                  --                    --
                                                1997             120,000             $20,000              $ 12,000 (3)
                                                1996             120,000                  --               252,000 (4)
Charles Hughes, Executive Vice-
     President and Chief Financial
     Officer (1)..........................      1998                  --                  --                    --
                                                1997             147,435 (2)              --                10,333 (3)
                                                1996              75,000              10,000               157,575 (5)

-------------
(1)  Mr. Hughes terminated his employment with the Company on September 8, 1997.

(2)  Includes both 1997 salary, and all severance payments.

(3)  Represents a Company contribution to the Simplified Employee Pension Plan.

(4) Represents the value of 30,000 shares of Common Stock issued at $5.00 per share and payment of withholding tax requirements in settlement of restricted stock grants and a Company contribution of $12,000 to the Simplified Employee Pension Plan.

(5) Represents the value of 19,000 shares of Common Stock issued at $5.00 per share and payment of withholding tax requirements in settlement of restricted stock grants and a Company contribution of $7,500 to the Simplified Employee Pension Plan.

                              OPTION GRANTS IN 1998

     The following table sets forth certain information relating to options granted in 1998 to the executive officers named above, to purchase shares of Common Stock of the Company.


                                                  NUMBER OF
                                                  SHARES OF
                                                 COMMON STOCK            % OF TOTAL            EXERCISE
                                                  UNDERLYING           OPTIONS GRANTED         OR BASE
                                                   OPTIONS              TO EMPLOYEES            PRICE            EXPIRATION
NAME                                             GRANTED (#)               IN 1998              ($/SH)              DATE
-----------------------------------------     ------------------     -------------------     ------------     ----------------
John Smith...............................           40,000                  67.8%             $1.75 (1)          09/13/2008

-------------
(1) The fair market value of the Common Stock on the date of the grant.


                AGGREGATED OPTION EXERCISES AT DECEMBER 31, 1998
                           AND YEAR-END OPTION VALUES

     The following table sets forth information for the executive officers named above, regarding the exercise of options during 1998 and unexercised options held at the end of 1998.


                                                                        NUMBER OF SHARES OF
                                                                             COMMON STOCK                   VALUE OF UNEXERCISED
                                      SHARES                            UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                     ACQUIRED          VALUE                  OPTIONS AT                         OPTIONS AT
                                        ON            REALIZED          DECEMBER 31, 1998 (#)             DECEMBER 31, 1998 ($) (1)
NAME                               EXERCISE (#)         ($)           EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE
-------------------------------    ------------       --------        -------------------------           -------------------------
Joseph Cummins                          --               --            5,500      /     9,000              None     /       None
John Smith                              --               --               --      /    40,000              None     /       None

-------------
(1) Calculated based on the closing price of the Common Stock ($1.25) as reported by NASDAQ on December 31, 1998.


                              CERTAIN TRANSACTIONS

     As of December 31, 1998, the outstanding amount of the Company's indebtedness to Hayashibara Biochemical Laboratories, Inc. ("HBL") (including accrued interest) was $2,808,356. Effective April 2, 1999, HBL has converted said debt to 946,094 shares of the Company's common stock. HBL previously owned 1,232,856 shares, approximately 23% of the Company's Common Stock, and after such conversion owns approximately 34% of the Company's common stock. In addition to the Development Agreement, HBL and the Company are parties to various license and manufacturing and supply agreements pursuant to which the Company licenses certain technology to or from HBL and HBL supplies formulations of its IFN[alpha] to the Company.

     Pursuant to a Stock Purchase Agreement entered into in September 1987 between the Company and Mesa Operating Limited Partnership ("Mesa"), which owns 315,120 shares of Common Stock, the

Company has agreed that for as long as Mesa is a shareholder of the Company, the Company shall not without the prior written approval of Mesa engage in any repurchase or redemption of its issued and outstanding shares of Common Stock, unless such repurchase or redemption is offered, pro rata, to all then existing shareholders.

     On March 25, 1999, the Company entered into a Project Addendum with PPD Pharmaco, Inc. ("PPD"), a contract research organization. Under the Project Addendum, PPD will provide substantial services to the Company, related to the Company's Phase III Sjogren's Syndrome Trials. The estimated total cost of the Project, consisting of three protocols, is $5,856,258, consisting of fixed direct costs (basically, fees payable to PPD) in the amount of $2,698,981, and indirect reimbursable costs ("pass-through payments") in the amount of $3,157,277. Thomas D'Alonzo, a Director of the Company, is an executive officer of PPD.

     During the years ended December 31, 1998 and 1997, the Company paid $74,000 and $88,000, respectively, for legal services rendered by Morris, Moore, Moss and Douglass, P.C. Edward Morris, the Secretary of the Company, is a member of such firm.

     Although the Company believes that the foregoing transactions were on terms no less favorable to the Company than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case. All future transactions and loans between the Company and its officers, directors and 5% shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP serve as the Company's independent public accountants. A representative of that firm is expected to be present at the annual shareholders' meeting, will have an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.



                              STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's proxy statement for the 2000 annual meeting of stockholders provided they are received by the Company no later than December 16, 1999, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.


                                     GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                                      EDWARD L. MORRIS
                                                      Secretary